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                                                                  EXHIBIT 2000.1

ANDERSEN ANDERSEN & STRONG,L.C.                   941 East 3300 South, Suite 202
CERTIFIED PUBLIC ACCOUNTANTS AND                      Salt Lake City, Utah 84106
BUSINESS CONSULTANTS                                      Telephone 801-486-0096
Member SEC Practice Section of the AICPA                       Fax: 801-486-0098
                                                        E-mail RAndersen@msn.com





June 27, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read item 4 included in the attached Form 8-K dated June 27, 2000 of Colormax Technologies, Inc. and are in agreement with the statements contained therein.



/s/ L. R. Andersen
Andersen Andersen & Strong